                                            UNITED STATES BANKRUPTCY COURT
                                               EASTERN DISTRICT OF VIRGINIA

In re: Pathnet Operating, Inc                                      CASE NO. BK-01-12266
                                                                   REPORTING PERIOD:  APRIL 30, 2001

                                                 MONTHLY OPERATING REPORT
                      File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.
---------------------------------------------------------------------------------------------------------------------------
                                                                                           DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                                                        FORM NO.         ATTACHED     ATTACHED
Schedule of Cash Receipts and Disbursements                                MOR-1              yes
     Bank Reconciliation (or copies of debtor's bank reconciliation        MOR-1 (CON'T)      yes
     Copies of bank statements                                                                yes
     Cash disbursements journals                                                              no
Statement of Operations                                                    MOR-2              yes
Balance Sheet                                                              MOR-3              yes
Status of Postpetition Taxes                                               MOR-4              yes
    Copies of IRS Form 6123 or payment receipt
    Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                       MOR-4              yes
    Listing of aged accounts payable                                                          yes
Accounts Receivable Reconciliation and Aging                               MOR-5              yes
Debtor Questionnaire                                                       MOR-5              yes
---------------------------------------------------------------------------------------------------------------------------
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

---------------------------------------
Signature of Debtor                                                      Date

---------------------------------------
Signature of Joint Debtor                                                Date

/s/ James M. Craig
---------------------------------------
Signature of Authorized Individual*                                      Date  05-31-01

James M. Craig
---------------------------------------                                   Chief Financial Officer
Printed Name of Authorized Individual                                    Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                                                        FORM MOR
                                                                                                   (9/99)

IN RE: PATHNET OPERATING INC                                                 CASE NO.   BK-01-12266
                                         Debtor                              REPORTING PERIOD:  APRIL 30, 2001

                                       SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement.   The beginning cash should be the ending cash from the prior month or, if this is the
first report,  the amount should be the balance on the date the petition was filed.   The amounts reported in the "CURRENT MONTH - ACTUAL" column must
equal the sum of the four bank account columns.   The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL
REPORT (FORM IR-1) .  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal
must equal the total disbursements reported on this page.   A bank reconciliation must be attached for each account.  [See MOR-1 (CON'T)]

---------------------------------------------------------------------------------------------------------------------------
                                      BANK ACCOUNTS                      CURRENT MONTH           CUMULATIVE FILING TO DATE
                             OPER.     PAYROLL   TAX       OTHER       ACTUAL      PROJECTED       ACTUAL       PROJECTED
CASH BEGINNING  OF MONTH    6,472,893  -205,193          6,914,600   13,182,300            0     13,182,300             0
                            --------- --------- ------- ----------  -----------  -----------  -------------  ------------
RECEIPTS
CASH  SALES                                                                   0                           0             0
ACCOUNTS RECEIVABLE           871,990                                   871,990      756,613        871,990       756,613
LOANS AND ADVANCES                                                            0                           0             0
SALE  OF  ASSETS                                                              0                           0             0
OTHER  (ATTACH  LIST)                                       15,320       15,320                      15,320             0
TRANSFERS  from checking                                 6,000,000    6,000,000                   6,000,000             0
ADJUSTMENTS                   117,961                                   117,961                     117,961             0
VOID CHECKS                    48,509                                    48,509                      48,509             0
INTEREST INCOME                                             65,208       65,208            0         65,208             0
                            --------- --------- ------- ----------  -----------  -----------  -------------  ------------
    TOTAL  RECEIPTS         1,038,460         0       0 6,080,528     7,118,988      756,613      7,118,988       756,613
                            --------- --------- ------- ----------  -----------  -----------  -------------  ------------

DISBURSEMENTS
NET PAYROLL                                                                   0                           0             0
PAYROLL TAXES                                                                 0                           0             0
SALES, USE, & OTHER TAXES                                                     0                           0             0
INVENTORY PURCHASES                                                           0                           0             0
SECURED/ RENTAL/ LEASES                                                       0   -1,333,432              0    -1,333,432
INSURANCE                                                                     0                           0             0
ADMINISTRATIVE   ***                     -5,563                          -5,563     -122,500         -5,563      -122,500
SELLING                                                                       0                           0             0
OTHER  (ATTACH  LIST)                                                         0                           0             0
INTERCOMPANY SERVICES                                                         0     -633,114              0      -633,114
CAPITAL EXPENDITURES                                                                 -76,000                      -76,000
OWNER DRAW *                                                                  0                           0             0
TRANSFERS-to investments   -6,000,000                                -6,000,000                  -6,000,000             0
                                                                              0                           0             0
PROFESSIONAL FEES                                                             0                           0             0
U.S. TRUSTEE  QUARTERLY FEES                                                  0                           0             0
COURT COSTS                                                                   0                           0             0
                            --------- --------- ------- ----------  -----------  -----------  -------------  ------------
TOTAL DISBURSEMENTS        -6,000,000    -5,563                      -6,005,563   -2,165,046     -6,005,563    -2,165,046
                            --------- --------- ------- ----------  -----------  -----------  -------------  ------------

NET CASH FLOW              -4,961,540    -5,563          6,080,528    1,113,425   -1,408,433      1,113,425    -1,408,433
(RECEIPTS LESS DISBURSEMENTS)
                            --------- --------- ------- ----------  -----------  -----------  -------------  ------------
CASH - END OF MONTH         1,511,353  -210,756         12,995,128   14,295,725   -1,408,433     14,295,725    -1,408,433
                            --------- --------- ------- ----------  -----------  -----------  -------------  ------------
--------------------------------------------------------------------------------------------------------------------------
* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

                                               THE FOLLOWING SECTION MUST BE COMPLETED
---------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:   (FROM CURRENT MONTH  ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                                                         $
    LESS:  TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS                                                      $
    PLUS:   ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES  (i.e. from escrow accounts)                       $
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                             $
---------------------------------------------------------------------------------------------------------------------------
                                                                                                               FORM MOR-1
                                                                                                                    (9/99)

*** represents no cash disbursement, all funds disbursed from Pathnet Inc payroll activity

In re: Pathnet Operating Inc                                                   Case No.  BK-01-12266
                                   Debtor                                      Reporting Period: April 30, 2001

                                                  BANK RECONCILIATIONS
                                              CONTINUATION SHEET FOR MOR-1
A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.
---------------------------------------------------------------------------------------------------------------------------
                                          Operating             Payroll                 Tax                 Other
                                    #                     #                    #                     #
BALANCE PER BOOKS                   See Attachment

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT                    Date      Amount     Date      Amount      Date      Amount     Date      Amount

CHECKS OUTSTANDING                    Ck. #      Amount     Ch. #     Amount     Ck. #      Amount     Ck. #     Amount

---------------------------------------------------------------------------------------------------------------------------
OTHER

                                                                                                                        FORM MOR-1 (CON'T)
                                                                                                               (9/99)

In re: Pathnet Operating Inc
                                    Debtor                                  Reporting Period.:  April 30, 2001

                                                 STATEMENT OF OPERATIONS
                                                    (Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.
---------------------------------------------------------------------------------------------------------------------------
                                                                                                               CUMULATIVE
REVENUES                                                                                   MONTH              FILING TO DATE
Gross Revenues                                                                             449,687                 449,687
Less:  Returns and Allowances                                                                    -
                                                                                        ----------             -----------
Net Revenue                                                                                449,687                 449,687
                                                                                        ----------             -----------
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)                                                       1,617,938               1,617,938
Less: Ending Inventory
Cost of Goods Sold
Gross Profit                                                                            (1,168,251)             (1,168,251)
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)                                                                    962,102                  962102
                                                                                        ----------             -----------
Total Operating Expenses Before Depreciation                                               962,102                 962,102
Depreciation/Depletion/Amortization                                                      1,487,623               1,487,623
                                                                                        ----------             -----------
Net Profit (Loss) Before Other Income & Expenses                                        (3,617,976)             (3,617,976)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                              43,432                  43,432
Interest Expense                                                                          (715,347)               (715,347)
Other Expense (attach schedule)                                                            (44,680)                (44,680)
                                                                                        ----------             -----------
Net Profit (Loss) Before Reorganization Items                                           (4,334,571)             (4,334,571)
REORGANIZATION ITEMS
Professional Fees                                                                          500,000                 500,000
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses                                                              500,000                 500,000
Income Taxes
                                                                                        ----------             -----------
Net Profit (Loss)                                                                       (4,834,571)             (4,834,571)
                                                                                        ----------             -----------
---------------------------------------------------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                                                                FORM MOR-2
                                                                                                   (9/99)

In re: Pathnet Operating Inc                                         Case No: BK-01-012266
                        Debtor                                       Reporting Period:  April 30, 2001

                                       STATEMENT OF OPERATIONS - CONTINUATION SHEET
---------------------------------------------------------------------------------------------------------------------------
                                                                                                               CUMULATIVE
BREAKDOWN OF "OTHER" CATEGORY                                                           MONTH                FILING TO DATE

OTHER COSTS
Lease expense, Cost alliance program, LEC Access charges                              1,373,624                   1,373,624
Network maintenance                                                                      78,522                      78,522
Warehousing costs                                                                        18,898                      18,898
Head End Connection                                                                      15,585                      15,585
Utility charges                                                                           5,358                       5,358
Intercompany allocations - network management - cost of sales                           126,651                     126,651
                                                                                     ----------                 -----------
                                                                                      1,618,638                   1,618,638
                                                                                     ----------                 -----------
OTHER OPERATIONAL EXPENSES
Bank charges                                                                                111                         111
Office supplies                                                                             -32                         -32
General and administrative expenses (intercompany allocations)                          963,435                     963,435
Licenses and fees                                                                        -1,411                      -1,411
                                                                                     ----------                 -----------
                                                                                        962,103                     962,103
                                                                                     ----------                 -----------
OTHER INCOME
Interest income                                                                          43,432                      43,432

OTHER EXPENSES
Bad debt reserve                                                                         20,000                      20,000
PPE reserve                                                                              40,000                      40,000
PGE write off adjustment                                                                -15,320                     -15,320
                                                                                     ----------                 -----------
                                                                                         44,680                      44,680
                                                                                     ----------                 -----------

OTHER REORGANIZATION EXPENSES

---------------------------------------------------------------------------------------------------------------------------

REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                                                                          FORM MOR-2 (CON'T)
                                                                                                (9/99)

In re: Pathnet Operating Inc                                                      Case No.     BK-01-12266
                                            Debtor                                Reporting Period:   April 30, 2001

                                              BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.
------------------------------------------------------------------------------------------------------------------------
                                      ASSETS                          BOOK VALUE AT      BOOK VALUE
                                                                      END OF CURRENT     ON PETITION
                                                                     REPORTING MONTH         DATE

CURRENT ASSETS
Unrestricted Cash and Equivalents                                       14,295,725       13,182,300
Restricted Cash and Cash Equivalents (see continuation sheet)              735,523          764,619
Accounts Receivable (Net)                                                2,821,071        3,518,969
Notes Receivable
Inventories
Prepaid Expenses                                                           109,072          110,978
Professional Retainers                                                     806,190          806,190
Other Current Assets (attach schedule)                                      28,506           52,505
                                                                     -------------    -------------
TOTAL CURRENT ASSETS                                                    18,796,087       18,435,561
                                                                     -------------    -------------
PROPERTY AND EQUIPMENT
Real Property and Network Assets                                       217,798,017      217,534,241
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation                                           (7,597,342)      (6,109,720)
                                                                     -------------    -------------
TOTAL PROPERTY & EQUIPMENT                                         210,200,675    $ 211,424,521
                                                                     -------------    -------------
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                           8,027,837        8,106,883
TOTAL OTHER ASSETS                                                       8,027,837        8,106,883
                                                                     -------------    -------------
TOTAL ASSETS                                                           237,024,598      237,966,965
                                                                     =============     ============

                        LIABILITIES AND OWNER EQUITY                  BOOK VALUE AT      BOOK VALUE
                                                                      END OF CURRENT     ON PETITION
                                                                     REPORTING MONTH         DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                          1,020,039
Taxes Payable (refer to FORM MOR-4)                                           6,204
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment                                           67,658
Secured Debt / Adequate Protection Payments                                 636,302
Professional Fees                                                           500,000
Amounts Due to Insiders*                                                    862,290               0
Other Postpetition Liabilities (attach schedule)                             75,000               0
                                                                       ------------    ------------
TOTAL POSTPETITION LIABILITIES                                            3,167,493               0
                                                                       ------------    ------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                             72,307,506      72,307,506
Priority Debt
Unsecured Debt                                                           41,685,520      40,038,028
Deferred Revenue                                                          4,785,800       4,828,981
Amounts Due to Insiders*                                                  1,887,199       2,766,799
TOTAL PRE-PETITION LIABILITIES                                          120,666,025     119,941,314
                                                                       ------------    ------------
TOTAL LIABILITIES                                                       123,833,518     119,941,314
                                                                       ------------    ------------
OWNER EQUITY
Capital Stock                                                                     1               1
Additional Paid-In Capital
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                        118,025,650     118,025,650
Retained Earnings - Postpetition                                         (4,834,571)
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                        113,191,080     118,025,651
                                                                       ------------    ------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                    237,024,598     237,966,965
                                                                       ============    ============
------------------------------------------------------------------------------------------------------------------------
                                                                                                              FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                                                               (9/99)

Certain  reclassification of 10Q amounts have been made to conform to MOR reporting

In re: Pathnet Operating Inc                                                                Case No. BK-01-12266
                                   Debtor                                                   Reporting Period: April 30, 2001

                                            BALANCE SHEET - CONTINUATION SHEET
------------------------------------------------------------------------------------------------------------------------
                                                                          BOOK VALUE AT END OF                BOOK VALUE ON
                           ASSETS                                      CURRENT REPORTING MONTH                PETITION DATE
Other Current Assets
          Interest receivable                                                        28,506                         52,505

Other Assets
          Financing costs - net                                                   3,045,362                      3,124,408
          ROW Intangibles                                                         4,982,475                      4,982,475

                                                                                -----------                    -----------
                                                                                  8,027,837                      8,106,883
                                                                                -----------                    -----------

                                                                          BOOK VALUE AT END OF                BOOK VALUE ON
                LIABILITIES AND OWNER EQUITY                           CURRENT REPORTING MONTH                PETITION DATE
Other Postpetition Liabilities
          Accrued Maintenance                                                        75,000

                                                                                -----------
                                                                                     75,000
                                                                                -----------

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

------------------------------------------------------------------------------------------------------------------------
Restricted Cash:  cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                                                            FORM MOR-3 (CON'T)
                                                                                            (9/99)

In re: Pathnet Operating Inc                                                      Case No. BK-01-12264
                              Debtor                                              Reporting Period:  April 30, 2001

                                               STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.
------------------------------------------------------------------------------------------------------------------------
                                          BEGINNING      AMOUNT                                                 ENDING
                                             TAX       WITHHELD OR     AMOUNT         DATE       CHECK NO.        TAX
                                          LIABILITY      ACCRUED        PAID          PAID        OR EFT       LIABILITY
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:_________________
   Total Federal Taxes
STATE AND LOCAL
Withholding
                                          ---------    -----------  --------                                   -------
Sales                                             -          4,760         -                                     4,760
Excise
Unemployment
Real Property
Personal Property
Other:_________________                                      1,444                                               1,444
   Total State and Local                                     6,204                                               6,204
                                          ---------    -----------  --------                                   -------
TOTAL TAXES                                                  6,204                                               6,204
                                          ---------    -----------  --------                                   -------
------------------------------------------------------------------------------------------------------------------------

                                           SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.
------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF DAYS PAST DUE
                                        Current       0-30          31-60         61-90        Over 90      Total
Accounts Payable                        1,020,039         -                                              1,020,039
Wages Payable
Taxes Payable                               6,204         -                                                  6,204
Rent/Leases-Building                       67,658         -                                                 67,658
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:__________________________
Other:__________________________
                                        ---------                                                        ---------
TOTAL POSTPETITION DEBTS                1,093,901                                                        1,093,901
                                        ---------                                                        ---------
------------------------------------------------------------------------------------------------------------------------
EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

*"Insider" is defined in 11 U.S.C. Section 101(31).                                                             FORM MOR-4
                                                                                                             (9/99)

In re: Pathnet Operating Inc                                                           Case No:  BK 01-12264
                              Debtor                                                  Reporting Period: April 30, 2001

                                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                                         AMOUNT
Total Accounts Receivable at the beginning of the reporting period                        $3,518,969
+ Amounts billed during the period                                                          $435,187
- Amounts collected during the period                                                     $1,053,087
                                                                                          ----------
Total Accounts Receivable at the end of the reporting period                              $2,901,069
                                                                                          ----------
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                                                  AMOUNT
0 - 30 days old                                                                              $26,690
31 - 60 days old                                                                          $1,372,694
61 - 90 days old                                                                              $8,524
91+ days old                                                                              $1,493,161
Total Accounts Receivable                                                                 $2,901,069
Amount considered uncollectible (Bad Debt)                                                    80,000
Accounts Receivable (Net)                                                                 $2,821,071

------------------------------------------------------------------------------------------------------------------------
                                              DEBTOR QUESTIONNAIRE

------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                                           YES            NO
1.  Have any assets been sold or transferred outside the normal course of business
     this reporting period?  If yes, provide an explanation below.                                                    X
2.  Have any funds been disbursed from any account other than a debtor in possession
     account this reporting period?  If yes, provide an explanation below.                                            X
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation
     below.                                                                                            N/A
4.  Are workers compensation, general liability and other necessary insurance
     coverages in effect?  If no, provide an explanation below.                                         X
------------------------------------------------------------------------------------------------------------------------

NO POSTPETITION TAX RETURNS DUE AT APRIL 30, 2001

                                                                                                     FORM MOR-5
                                                                                                     (9/99)